Exhibit 24(b)4


                         CENTENNIAL NEW YORK TAX EXEMPT TRUST
                           Share Certificate (8-1/2" x 11")


I.    FACE OF CERTIFICATE (All text and other matter lies within decorative border)

                  (upper left corner, box with heading: NUMBER [of shares]

                  (upper right corner, box with heading:  SHARES
                                    below cert. no.)

                  (centered
                  below boxes)  Centennial New York Tax Exempt Trust
                                    A MASSACHUSETTS BUSINESS TRUST



      (at left)   THIS IS TO CERTIFY THAT             (at right) SEE REVERSE FOR
                               CERTAIN DEFINITIONS

                                                      (box with number)
                                                      CUSIP 151358 108
      (at left)       is the owner of

      (centered)        FULLY PAID SHARES OF BENEFICIAL INTEREST OF

                              CENTENNIAL NEW YORK TAX EXEMPT TRUST



                  (hereinafter called the "Trust"), transferable only on the books of the Trust by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Trust to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.








                  WITNESS the facsimile seal of the Trust and the signatures of its duly authorized officers.

                  (signature                    Dated:            (signature
                  at left of seal)                          at right of seal)
                  /s/ G.C. Bowen                        /s/ Bridget Macaskill
               ---------------------                     -----------------
                  Treasurer                                       PRESIDENT


                                 (centered at bottom)
                            1-1/2" diameter facsimile seal
                                     with legend
                         CENTENNIAL NEW YORK TAX EXEMPT TRUST
                                         SEAL
                                         1988
                             COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                              Countersigned
                                          SHAREHOLDER SERVICES, INC.
                                          Denver (CO)             Transfer Agent


                                          By---------------------------------
                                                Authorized Signature


II. BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not
                        as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                    (Cust)                              (Minor)

                                    UNDER UGMA/UTMA         ___________________
                                                                  (State)


Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)



-----------------------------------------------------------------------
       (Please print or type name and address of assignee)

-----------------------------------------------------------------------

--------------------------------------------------------  Shares  of  beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________ Attorney to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.


Dated: ----------------------

                                    Signed: --------------------------------

                                    ----------------------------------------

                                          (Both must sign if joint owners)

                                    Signature(s) ---------------------------
                                    guaranteed        Name of Guarantor
                                    by: ------------------------------------
                                          Signature of Officer/Title

(text printed                 NOTICE: The signature(s) to this assignment must
vertically to right           correspond with the name(s) as written upon the
of above paragraph)           face of the certificate in every particular
                        without alteration or enlargement or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution of the type described in the
signature(s))                 current prospectus of the Fund.


PLEASE NOTE: This document contains             CENTENNIAL
a watermark when viewed at an angle.            ASSET MANAGEMENT CORPORATION
It is invalid without this watermark:



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                       THIS SPACE MUST NOT BE COVERED IN ANY WAY